EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-Q of  Mediware Information Systems, Inc. (the “Company”)  for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, T. Kelly Mann, as Chief Executive Officer of the Company, and Robert W. Watkins, as Chief Financial Officer of the Company, hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mediware.

Dated: November 7, 2012	/s/ T. Kelly Mann

T. Kelly Mann Chief Executive Officer

Dated: November 7, 2012	/s/ Robert W. Watkins

Robert W. Watkins Chief Financial Officer